FEBRUARY 28, 2025
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
DATED FEBRUARY 28, 2025
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1) Effective May 1, 2025, the Hartford Schroders Diversified Growth Fund will change its name to Hartford Schroders Diversified Opportunities Fund. As a result, effective May 1, 2025, the references to Hartford Schroders Diversified Growth Fund and Diversified Growth Fund in the above referenced SAI are deleted and replaced with Hartford Schroders Diversified Opportunities Fund (formerly, Hartford Schroders Diversified Growth Fund) and Diversified Opportunities Fund, respectively.
(2) Effective May 1, 2025, The Hartford Growth Allocation Fund will change its name to Hartford Moderately Aggressive Allocation Fund. As a result, effective May 1, 2025, the references to The Hartford Growth Allocation Fund and Growth Allocation Fund in the above referenced SAI are deleted and replaced with Hartford Moderately Aggressive Allocation Fund (formerly, The Hartford Growth Allocation Fund) and Moderately Aggressive Allocation Fund, respectively.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.